Supplement to the
Fidelity® SAI U.S. Large Cap Index Fund
December 9, 2015
Summary Prospectus

Effective July 1, 2016, the following information replaced similar information found in the "Fund Summary" section under the heading "Fee Table".

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management feeA	0.015%
Distribution and/or Service (12b-1) fees	None
Other expensesB	0.075%
Total annual operating expenses	0.090%
Fee waiver and/or expense reimbursementC	0.075%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.015%

A Adjusted to reflect current fees.

B Based on estimated amounts for the current fiscal year.

C Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.015%. This arrangement will remain in effect through September 30, 2017. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

1 year	$ 2
3 years	$ 15

The following information supplements similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.

Thomas Brussard, Jr. (assistant portfolio manager) has managed the fund since August 2016.

SV9-SUM-16-02  September 2, 2016
1.9871339.101